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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                  July 20, 2006

                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23039

             COLORADO                                        14-1623047
    (State or other jurisdiction of                      (I.R.S. Employer
    incorporation or organization)                      Identification No.)

 18685 East Plaza Drive, Parker, Colorado                       80134
 (Address of principal executive offices)                     (Zip Code)

                                 (303) 783-9499
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Item 1.01.        Amendment to a Material Definitive Agreement.

On July 20, 2006, OraLabs Holding Corp ("OraLabs" or the "Company") entered into a First Amendment, (the "Amendment") to the Stock Exchange Agreement dated March 31, 2006 (the "Agreement") with Partner Success Holdings Limited ("PSHL") and Mr. Wo Hing Li, sole shareholder of PSHL (the "Shareholder"). The material terms of the Amendment provide that:

o OraLabs, Inc. (the "Subsidiary") will pay certain tax liabilities that result to the Company from the transfer to Gary H. Schlatter of the Subsidiary in consideration for the redemption by the Company of all its shares of common stock owned by Mr. Schlatter. The payment will be made by the Subsidiary's purchase of up to 100,000 shares of common stock from the Company for cash, plus any additional funds necessary to cover the specified tax liability.

o A separate Tax Indemnity Agreement , which is attached as an exhibit to the Amendment, will govern all matters concerning determinations of the amount of the Spinoff Tax Liability (as defined in the Amendment) that occur after the closing.

o OraLabs, PSHL and the Shareholder agree that a new Indemnification Agreement, which is attached as an exhibit to the Amendment, replaces and supersedes the prior Indemnification Agreement (defined in the Amendment).

o OraLabs, PSHL and the Shareholder agree to reincorporate the Company's domicile from Colorado to Delaware upon approval by the shareholders of the Company.

o In connection with reincorporation the parties agree, upon obtaining shareholder approval, to increase the Company's authorized shares of common stock from 25,000,000 to up to 200,000,000.

The foregoing summary of the terms and conditions of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment attached as Exhibit 2.1 hereto, and which is hereby incorporated by reference.

Item 7.01.        Regulation FD Disclosure.

A press release dated July 25, 2006, discussing the Amendment is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01, including the accompanying exhibit, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or otherwise subject to the liability of that section. The information contained in this Item 7.01, including the accompanying exhibit, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Forward-looking Statement

Except for historical information and discussions contained herein, statements included in this Current Report may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report relate to the occurrence of and timing of the closing of the Agreement and to the final terms of the Agreement as amended. These statements are based on the Company's current beliefs and expectations as to such future outcomes. These statements involve a number of risks, uncertainties, and other factors that could cause results to differ materially.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

The following exhibit is filed herewith:

     2.1 First Amendment to Stock Exchange Agreement, dated July 20, 2006, by and among OraLabs Holding Corp., Partner Success Holdings Limited and Mr. Wo Hing Li.

The following exhibit is furnished herewith:

     99.1 Press Release, issued by OraLabs Holding Corp., dated July 25, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ORALABS HOLDING CORP.

                                      By: /s/ Gary H. Schlatter
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                                         Gary H. Schlatter
                                         President
Date: July 25, 2006



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                                  EXHIBIT INDEX

Exhibit No.              Description

2.1 First Amendment to Stock Exchange Agreement, dated as of July 20, 2006, by and among OraLabs Holding Corp., Partner Success Holdings Limited and others

99.1 Press Release issued by OraLabs Holding Corp., dated July 25, 2006 (furnished pursuant to Item 7.01 and not filed)


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